Financial Statements and Report of Independent Certified Public Accountants RealSource Properties, Inc. December 31, 2024

Contents Page Report of Independent Certified Public Accountants 3 Financial Statements Balance sheet 5 Statement of operations 6 Statement of stockholders' equity 7 Statement of cash flows 8 Notes to financial statements 9

GT.COM Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership. Board of Directors RealSource Properties, Inc. Opinion We have audited the financial statements of RealSource Properties, Inc. (a Maryland corporation) (the “Company”), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, stockholders’ equity, and cash flows for the year then ended, and the related notes to the financial statements. In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for opinion We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of management for the financial statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued. REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS GRANT THORNTON LLP Two Commerce Square 2001 Market St., Suite 800 Philadelphia, PA 19103 D +1 215 561 4200 F +1 215 561 1066

Auditor’s responsibilities for the audit of the financial statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with US GAAS, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Philadelphia, Pennsylvania November 11, 2025

ASSETS Cash 979$ Investment in unconsolidated affiliate at fair value 2,675,441 Total assets 2,676,420$ LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities Accounts payable - related parties 200$ Total liabilities 200 Stockholders' equity Common stock, $0.01 par value, 1,000,000 shares authorized, 211,495 shares issued and outstanding 2,115 Additional paid-in-capital 2,548,887 Retained earnings 125,218 Total stockholders' equity 2,676,220 Total liabilities and stockholders' equity 2,676,420$ RealSource Properties, Inc. BALANCE SHEET December 31, 2024 The accompanying notes are an integral part of this financial statement. 5

Operating expenses General and other expenses 619$ Total operating expenses 619 Operating income 619 Other income (loss) Distribution income from investment in unconsolidated affiliate 119,749 Change in fair value of investment in unconsolidated affiliate (9,502) Total other income (loss) 110,247 NET INCOME 109,628$ RealSource Properties, Inc. STATEMENT OF OPERATIONS Year ended December 31, 2024 The accompanying notes are an integral part of this financial statement. 6

Additional Total Common Paid-in Retained Stockholders' Stock Capital Earnings Equity Balance, December 31, 2023 1,605$ 1,924,351$ 135,339$ 2,061,295$ Contributions 510 624,536 - 625,046 Distributions - - (119,749) (119,749) Net income - - 109,628 109,628 Balance, December 31, 2024 2,115$ 2,548,887$ 125,218$ 2,676,220$ RealSource Properties, Inc. STATEMENT OF STOCKHOLDERS' EQUITY Year ended December 31, 2024 The accompanying notes are an integral part of this financial statement. 7

Cash flows from operating activities Net income 109,628$ Adjustments to reconcile net income to net cash provided by operating activities Change in fair value of unconsolidated affiliate 9,502 Net cash provided by operating activities 119,130 Cash flows from investing activities Investment in unconsolidated affiliate (625,046) Net cash used in operating activities (625,046) Cash flows from financing activities Contributions 625,046 Distributions (119,749) Net cash provided by financing activities 505,297 NET CHANGE IN CASH AND CASH EQUIVALENTS (619) Cash and cash equivalents, beginning of year 1,598 Cash and cash equivalents, end of year 979$ RealSource Properties, Inc. STATEMENT OF CASH FLOWS Year ended December 31, 2024 The accompanying notes are an integral part of this financial statement. 8

RealSource Properties, Inc. NOTES TO FINANCIAL STATEMENTS December 31, 2024 9 NOTE 1 - ORGANIZATION AND BUSINESS RealSource Properties, Inc. (“RSPI”) is a Maryland Corporation formed on August 8, 2020. Unless the context indicates otherwise, the “Corporation,” “we,” “our” or “us” refers to RSPI. RSPI was formed to serve as the general partner of RealSource Properties OP, LP (“RPOP”). NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Use of Estimates The preparation of the financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates. Variable Interest Entities We account for joint ventures and other similar entities in which we hold an ownership interest in accordance with the consolidation guidance. We first evaluate whether each entity is a variable interest entity (“VIE”). Under the VIE model, we consolidate an entity in which we are considered the primary beneficiary. The primary beneficiary is the entity that has (i) the power to direct the activities that most significantly impact the entity's economic performance and (ii) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could be significant to the VIE. In addition, when an entity is not a VIE, we consolidate an entity under the voting model when we control the entity through ownership of a majority voting interest. We evaluate our investments in limited partnerships and similar entities in accordance with applicable consolidation guidance to determine whether each such entity is a VIE. The accounting standards for the consolidation of VIEs require qualitative assessments to determine whether we are the primary beneficiary. The primary beneficiary analysis is based on power and economics. We conclude that we are the primary beneficiary and consolidate the VIE if we have both: (i) the power to direct the activities of the VIE that most significantly influence the VIE's economic performance, and (ii) the obligation to absorb losses of, or the right to receive benefits from, the VIE that could potentially be significant to the VIE. Significant judgments and assumptions related to these determinations include, but are not limited to, estimates about the current and future fair values and performance of real estate held by these VIEs and general market conditions. During fiscal year 2024, RSPI had a 0.01% interest in RPOP, and serves as the general partner. Although RSPI has the power to direct the activities of RPOP as general partner, RSPI’s interests, without other sources of potential variability, does not constitute a potentially significant variable interest in RPOP, and therefore the Company is not the primary beneficiary. The primary beneficiary determination is a continuous assessment that may change in the future. Fair Value Measurement RSPI applies the provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (“ASC 820”). RSPI applies the provisions of ASC 820 to all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The fair value is defined as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly

RealSource Properties, Inc. NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 10 transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement: Level 1 - Quoted prices in active markets for identical assets or liabilities. Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 3 - Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability. In determining fair value, RSPI utilized valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counter party credit risk and nonperformance risk in its assessment of fair value. The carrying value of RSPI’s short-term financial instruments, such as cash and accounts payable, approximate the fair value due to the immediate or short-term maturity of these instruments. RSPI’s investment in unconsolidated affiliate is accounted for under the fair value option and is a Level 3 fair value measurement. The valuation of the unit value is based on the net asset value (NAV) of the underlying investments. Cash and Cash Equivalents We consider all cash on deposit, money market funds and short-term investments with original maturities of three months or less to be cash and cash equivalents. Cash and cash equivalents consist of amounts the Company has on deposit with major commercial financial institutions. There were no cash equivalents as of December 31, 2024. Investments in Affiliate RSPI holds a 0.01% interest in RPOP. RSPI does not have a significant variable interest in RPOP and thus does not qualify for consolidation. Entities for which RSPI can exercise significant influence but does not have control are accounted for under the equity method unless RSPI elects the fair value option of accounting. RSPI has elected the fair value option of accounting to account for its interests in RPOP so as to not track separately the basis differences using the equity method of accounting. Changes in the fair value, which are inclusive of equity in income, are recorded as changes in fair value of unconsolidated affiliate in the consolidated statement of operations during the periods such changes occur. Concentration of Credit Risks Financial instruments that potentially subject RSPI to concentrations of credit risk consist principally of cash. At times, balances with any one financial institution may exceed the Federal Deposit Insurance Corporation insurance limits. RSPI believes it mitigates this risk by investing its cash with high-credit quality financial institutions. RSPI’s transactions as reflected in the accompanying balance sheet and statement of operation are entirely with affiliates and related parties. See also Note 3.

RealSource Properties, Inc. NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 11 Income Taxes The Company accounts for income taxes using the liability method, which provides for an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities arising from temporary differences between financial and federal income tax reporting. A valuation allowance is established, when necessary, to reduce deferred income tax assets to the amount expected to be realized. NOTE 3 - FAIR VALUE MEASUREMENTS The detail of RSPI’s investment measured at fair value is as follows: Level 1 Level 2 Level 3 Total Investment in unconsolidated affiliate $ - $ - $ 2,675,441 $ 2,675,441 There were no transfers into and out of the investment classified in Level 3 of the fair value hierarchy during the year ended December 31, 2024. The following table provides quantitative information about the investment categorized in Level III of the fair value hierarchy as of December 31, 2024. Fair Value Valuation Technique Unobservable Input Input Value Investment in unconsolidated affiliate $ 2,675,441 NAV per share Capitalization rate 5.25% - 6.0%

RealSource Properties, Inc. NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 12 NOTE 4 - INCOME TAXES The (expense)/benefit for income taxes consisted of the following for the year ended: December 31, 2024 Current: Federal $ 100 State 100 Total current 100 Deferred: Federal - State - Total deferred - Total income tax benefit $ 100 As of December 31, 2024, actual income tax expense differs from the expected U.S. statutory rate of 21%, principally as a result of: Income taxes (benefit) at statutory rates 21.00% State income tax (benefit), net of federal benefit 3.55% Return to provision adjustments 0.00% Change In valuation allowance (24.56)% Total (0.01)% The Company’s net deferred tax assets (liabilities) are comprised of the following: 2024 Assets Net operating losses $ 83,731 83,731 Valuation allowance (83,731) Total deferred tax asset after valuation allowance $ - Liabilities $ - Total deferred tax liability - Net deferred tax asset/(liability) $ -

RealSource Properties, Inc. NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 13 The Company records valuation allowances against deferred income tax assets when it determines that is more likely than not based upon all the available evidence that such deferred income tax assets will not be realized. As of December 31, 2024, the Company’s valuation allowance of $83,731 relates to net operating losses that are not expected to be utilized. Therefore, the Company determined these loss carryforwards to be more likely than not unrealizable. At December 31, 2024 the Company established net operating loss carryforwards of $340,000 and $340,000 for federal and state purposes, respectively. The Company's federal and state net operating losses will carryforward indefinitely. Uncertain Tax Positions The Company accounts for uncertain tax positions when it is more likely than not that the tax position will not be sustained on examination by the taxing authorities, based on the technical merits of the position. As of December 31, 2024, the Company had no material unrecognized tax benefits and, therefore, has not recorded a liability for unrecognized tax benefits. Interest and penalties related to unrecognized tax benefits are recognized in provision for income taxes. At December 31, 2024, no interest and penalties were incurred. The Company is subject to U.S. federal, state and local income tax, and in the normal course of business, its income tax returns are subject to examination by the relevant tax authorities. The 2021-2024 tax years remain subject to examination for federal and state purposes. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months. NOTE 5 - STOCKHOLDERS' EQUITY The Company has one class of common stock with a par value of $0.01 per share. During the year ended December 31, 2024, the Company issued 50,980 shares for a total of $625,046. Distributions on our common stock are determined by the board of directors based on our financial condition and other relevant factors. The Company made cash distributions of $119,749 in the year ended December 31, 2024. NOTE 6 - SUBSEQUENT EVENTS We have evaluated subsequent events through November 11, 2025, the date the financial statements were available to be issued for recognition or disclosure and have determined there are none to be reported or disclosed in the financial statements other than those mentioned below. Merger On June 25, 2025, Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP, a subsidiary and the operating partnership of CCI (“CROP”), Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub” and together with CCI and CROP, the “CCI Parties”), RealSource Properties, Inc. (“RS”) and RPOP (together with RS, the “RS Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The merger is a stock-for-stock and unit-for-unit transaction whereby RS will be merged with and into Merger Sub and RPOP will be merged with and into CROP. Subject to the terms and conditions of the Merger Agreement, (i) RS will merge with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “Company Merger”) and (ii) RPOP will merge with and into CROP, with CROP surviving (the “Partnership Merger” and, together with the Company Merger, the “Merger”). At such time, the separate existence of RS and RPOP will cease.